UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: January 23, 2002
                                 ---------------
              Date of the Earliest Event Reported: January 14, 2002
                                ----------------


                       RIGHT MANAGEMENT CONSULTANTS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
                                  ------------
                 (State or other jurisdiction of incorporation)


        0-15539                                     23-2153729
        (Commission                         (IRS Employer Identification
        file number)                                  Number)



              1818 Market Street, Philadelphia, Pennsylvania 19103
              ---------------------------------------------- ------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-1588

Item 5:  Other Matters

On January 14, 2002, Right Management Consultants, Inc. (the Company), announced that it has signed a letter of intent to acquire Atlas Group Holdings Limited, the parent company of Coutts Consulting Group, a career transition and organizational consulting firm with operations in Europe, Japan and Canada. On this same day the Company also announced that preliminary results for the fourth quarter and the year ended December 31, 2001 are expected to exceed market expectations. A copy of the press release announcing the plans for this acquisition and providing updated guidance on expected fourth-quarter and full year 2001 results is filed as Exhibit 99.1 of this Form 8-K.

Item 7:  Exhibits

Exhibit
Number            Description

99.1 Press release announcing plans for Coutts Consulting Group acquisition and providing updated guidance on expected fourth-quarter and full year 2001 results




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RIGHT MANAGEMENT CONSULTANTS, INC.
                                    (Registrant)

Date: January 23, 2002              By: /S/ CHARLES J. MALLON
                                        ------------------------------------
                                        Charles J. Mallon
                                        Executive Vice President and
                                        Chief Financial Officer